July 25, 2014

Orinda SkyView Multi-Manager Hedged Equity Fund

Orinda SkyView Macro Opportunities Fund

Series of Advisors Series Trust

Class A
Class I

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information
(“SAI”), each dated June 28, 2014, as supplemented

This Supplement is being provided to inform you of an adjournment of the Special Meeting of Shareholders (the “Meeting”) of the Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund (the “Funds”).

As described in the previous Supplement dated June 28, 2014 to the Summary Prospectuses, Prospectus, and SAI dated June 28, 2014, the Funds had called a Special Meeting of Shareholders for July 25, 2014, for the purpose of soliciting shareholder approval of i) an investment advisory agreement with Vivaldi Asset Management, LLC to become the investment adviser to the Funds, and 2) a “managers of managers” structure for the Funds (the “Proposals”).  While sufficient votes necessary for the establishment of a quorum have not been received as of the date of the July 25, 2014 Meeting, of the votes submitted, a strong majority have voted in favor of the Proposals.  Therefore, as permitted in the Proxy Statement, the Meeting has been adjourned until August 15, 2014, to allow for additional time for solicitation.

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Please retain this Supplement for future reference.